UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): August 1, 2018
Boston Private Financial Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-35070	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Ten Post Office Square, Boston, Massachusetts 02109
(Address of principal executive offices)
(617) 912-1900
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02.	Results of Operations and Financial Condition.
On July 18, 2018, Boston Private Financial Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) to report the Company’s financial results for the second quarter and six months ended June 30, 2018.  This Current Report on Form 8-K/A (“Current Report”) is filed as an amendment to the Original Filing.
The information in this Current Report furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.
In the Original Filing, for Earnings per share purposes, the Company’s Adjustments to Net income/ (loss) attributable to the Company to arrive at Net income/ (loss) attributable to common shareholders, treasury stock method, was overstated by $2,247 thousand for the three and six months ended June 30, 2018. The actual amount of the Company’s Adjustments to Net income/ (loss) attributable to the Company to arrive at Net income/ (loss) attributable to common shareholders, treasury stock method, were losses of $3,524 thousand and $3,547 thousand, respectively, for the three and six months ended June 30, 2018. The $2,247 thousand represents a deemed dividend for the difference between the carrying value and the redemption price on the 6.95% Non-Cumulative Perpetual Preferred Stock, Series D, which was redeemed on June 15, 2018. Net income attributable to the Company did not change.
As a result of these changes, Diluted total earnings per share for the three and six months ended June 30, 2018 was $0.03 per share and $0.30 per share, respectively. An updated per share data table and updated notes 4 and 16 to the tables reflecting these changes is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
99.1    Per Share Data and Footnotes

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/S/ STEVEN M. GAVEN
	Name:	Steven M. Gaven
	Title:	Executive Vice President, Chief Financial Officer
Date: August 1, 2018

EXHIBIT INDEX

    Exhibit
No.     Description
99.1     Per Share Data and Footnotes